UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09821

Allied Asset Advisors Funds
(Exact name of registrant as specified in charter)

715 Enterprise Drive, Suite 100
Oak Brook, IL 60523
(Address of principal executive offices) (Zip code)

Bassam Osman,
Allied Asset Advisors Funds
715 Enterprise Drive, Suite 100
Oak Brook, IL 60523
(Name and address of agent for service)

(877)-417-6161
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2022

Date of reporting period: May 31, 2022

Item 1. Reports to Stockholders.

(a)	[Insert full text of semi-annual or annual report here]

Annual Report
May 31, 2022

Trading Symbol: IMANX

IMAN FUND

July 19, 2022

Dear Shareholder,

Assalamu Alaykum (Greetings of Peace),

In early 2022, the market started falling on mixed corporate earnings, particularly among tech firms. The market then faced very strong headwinds and went into bear market territory. Technology and communication stocks were especially affected.  Growth stocks declined he most, especially mid-cap and small-cap stocks. The Dow Jones Islamic Markets U.S. Index and the Dow Jones Islamic Market World Index both tumbled more than 18% in the first five months of 2022. In April alone, the S&P 500 went down 8.72%, one of its worst monthly declines. For the twelve months reporting period of the Fund, the growth-oriented technology and communication services as well as consumer discretionary sectors went down the most. In contrast, energy stocks rose as they rode a surge in commodity prices and led the market by a wide margin. They were followed by the defensive consumer staples sector.

The market exhibited considerable volatility, uncertainty, and investor anxiety. Chief among the stock market concerns was the U.S. Federal Reserve’s sudden acceleration in hiking interest rates in a quest to rein in historically high inflation. “Zero-COVID” lockdowns in China rattled many global stocks.  Moreover, geopolitical upheaval rose as Russia invaded Ukraine in late February with its resultant global disruptions, especially in liquidated gas, oil, and grains. And it appears that the war is not coming to an end soon. The convergence of all these factors, including surging commodity prices, rising bond yields, COVID supply disruptions, and the potential for new variants of the coronavirus have unnerved investors and the markets.  In this environment, Iman Fund declined 14.19% in the year ending May 31, 2022. Its emphasis on technology and communication sectors and small-cap and mid-cap stocks detracted from performance.  Notwithstanding these difficulties, the Fund’s annualized ten years return ending on May 31, 2022, was a respectable 11.53%.

Outlook: Skepticism aside, many economists are now predicting a recession, though most believe it would not be severe.  The question is: to what extent has the market discounted any anticipated recession? In other words, does the current decline fully echo the bad news, and are they all baked in and reflected in the stock market prices? And therefore, is the market poised to look beyond the current negative factors, including an economic slowdown? The anticipated recession might very well be different, with a strong job market and high consumer spending. So, while investors still exhibit pessimism, we find that analysts’ earnings’ estimates tell a different story. They are rising. The forward price/earnings multiple of the S&P 500 reached 23.2 in September 2021. Now it is around 19.43 times this year’s consensus earnings and 16.95 next year’s consensus earnings estimates. If these estimates fan out and if the anticipated recession turns out to be mild as predicted by many, then investors might be poised for a pleasant surprise in the upcoming year.

We believe Iman Fund offers a time-tested investment approach, seeking companies with sustained earnings, good growth potential, value-added discipline, and adherence to Islamic principles. We look forward to providing you, as Iman Fund valuable shareholder, with sharply focused, experienced, and disciplined fund management that we believe underpins an effective, long-term investment strategy.

We thank you for entrusting your assets to us and giving us the opportunity to help you reach your financial goals in the years to come.

Very Truly Yours,

Bassam Osman, President

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the recent month end may be obtained by visiting www.investaaa.com.

IMAN FUND

Past performance does not guarantee future results.

The above discussion and analysis of the Fund reflect the opinions of the Adviser as of July 2022, are subject to change and any forecasts made cannot be guaranteed and should not be considered investment advice.

Mutual Fund investing involves risk; principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Historically, the Adviser believes that the Islamic restrictions placed on the Fund have not adversely affected the Fund; however, it is possible that these restrictions may result in the Fund not performing as well as mutual funds not subject to such restrictions. Investments in smaller companies involve additional risk, such as limited liquidity and greater volatility.

The Dow Jones Islamic Markets U.S. Index is a diversified compilation of U.S. equity securities considered by the Shari'ah Supervisory Board of Dow Jones to be in compliance with Islamic Principles.

The benchmark for the Fund is the Dow Jones Islamic Market World Index. The Dow Jones Islamic Market World Index measures the global universe of investable equities considered by Dow Jones to be in compliance with Islamic principles.

The Standard and Poor’s 500 (S&P 500) is a stock market index tracking the stock performance of 500 large companies listed on exchanges in the United States.

Forward price/earnings is a ratio that divides the current share price of a company by the estimated future (“forward”) earnings per share of that company.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments included in this report.

IMAN FUND
EXPENSE EXAMPLE
May 31, 2022 (Unaudited)

As a shareholder of the Iman Fund (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/2021 - 5/31/2022).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, (doing business as U.S. Bank Global Fund Services), the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15.00 annual maintenance fee.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that Iman Fund does not have any sales charge (loads), redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/21	5/31/22	12/1/21 - 5/31/22*
Actual	$1,000.00	$ 775.70	$5.76

Hypothetical (5% return before expenses)	1,000.00	1,018.45	6.54

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

IMAN FUND
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
May 31, 2022 (Unaudited)

IMAN FUND

Total Rate of Return
For the Period May 31, 2012 to May 31, 2022
(Unaudited)

This chart assumes an initial investment of $10,000 made on May 31, 2012 and held through May 31, 2022.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the recent month end may be obtained by visiting www.investaaa.com.

Indices mentioned are unmanaged and used to measure stock markets.  You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

	One	Five	Ten
Average Annual Total Return as of May 31, 2022	Year	Years	Years
Iman Fund	(14.19)%	8.39%	11.53%
Dow Jones Islamic Market World Index*	(8.80)%	11.35%	11.41%

*
The Dow Jones Islamic Market World Index is a compilation of various country-level benchmark indexes considered by Dow Jones to be in compliance with Islamic principles. The index provides a definitive standard for measuring stock market performance for Islamic investors on a global basis, in accordance with Dow Jones Indexes’ established index methodology.

The Fund’s gross expense ratio, per the Fund’s prospectus dated September 30, 2021 was 1.29%.

IMAN FUND
SCHEDULE OF INVESTMENTS
May 31, 2022
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value
COMMON STOCKS - 99.2%

	AGRICULTURE, CONSTRUCTION AND
	MINING MACHINERY MANUFACTURING - 0.7%
12,400	Toro Co.	$1,022,876

	APPAREL ACCESSORIES AND OTHER APPAREL MANUFACTURING - 0.9%
4,570	Deckers Outdoor Corp. (a)	1,227,319

	ARCHITECTURAL, ENGINEERING, AND RELATED SERVICES - 0.6%
9,700	Exponent, Inc.	876,783

	AUDIO AND VIDEO EQUIPMENT MANUFACTURING - 1.8%
14,500	Dolby Laboratories, Inc. - Class A	1,125,490
38,200	Knowles Corp. (a)	734,204
31,900	Sonos, Inc. (a)	705,947
		2,565,641

	BASIC CHEMICAL MANUFACTURING - 0.4%
1,730	Linde PLC (b)	561,696

	BUSINESS SUPPORT SERVICES - 1.1%
44,600	ACV Auctions, Inc. - Class A (a)	376,424
23,200	Criteo SA - ADR (a)(b)	601,344
20,700	Revolve Group, Inc. (a)	608,166
		1,585,934

	CLOTHING STORES - 0.8%
9,350	Ross Stores, Inc.	794,937
5,900	The TJX Companies, Inc.	375,063
		1,170,000

	COMMUNICATIONS EQUIPMENT MANUFACTURING - 7.5%
36,100	ADTRAN, Inc.	668,933
38,685	Apple, Inc.	5,757,875
20,120	Calix, Inc. (a)	743,233
30,600	Ciena Corp. (a)	1,555,092
11,900	QUALCOMM, Inc.	1,704,318
		10,429,451

	COMPUTER AND PERIPHERAL EQUIPMENT MANUFACTURING - 2.6%
69,600	Cisco Systems, Inc.	3,135,480
4,327	Omnicell, Inc. (a)	480,989
		3,616,469
	COMPUTER SYSTEMS DESIGN AND RELATED SERVICES - 1.4%
5,100	Cognizant Technology Solutions Corp. - Class A	380,970
2,410	EPAM Systems, Inc. (a)	815,833
26,800	OneSpan, Inc. (a)	354,564
19,371	PDF Solutions, Inc. (a)	462,967
		2,014,334

	CUT AND SEW APPAREL MANUFACTURING - 1.0%
4,730	Lululemon Athletica, Inc. (a)	1,384,424

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value
COMMON STOCKS - 99.2% (Continued)

	DATA PROCESSING, HOSTING, AND RELATED SERVICES - 1.5%
46,000	Ooma, Inc. (a)	$645,840
23,000	Shutterstock, Inc.	1,384,600
		2,030,440

	ELECTRONIC SHOPPING AND MAIL-ORDER HOUSES - 0.5%
29,400	Cargurus, Inc. (a)	744,408

	EMPLOYMENT SERVICES - 0.4%
8,500	Kforce, Inc.	558,280

	FOOTWEAR MANUFACTURING - 1.1%
13,405	NIKE, Inc. - Class B	1,593,184

	FREIGHT TRANSPORTATION ARRANGEMENT - 0.5%
3,780	JB Hunt Transport Services, Inc.	652,352

	GASOLINE STATIONS - 3.2%
25,420	Chevron Corp.	4,439,857

	GENERAL FREIGHT TRUCKING - 1.2%
6,370	Old Dominion Freight Line, Inc.	1,644,989

	INDUSTRIAL MACHINERY MANUFACTURING - 3.1%
3,700	Applied Materials, Inc.	433,973
5,040	ASML Holding NV (b)	2,904,502
16,400	Axcelis Technologies, Inc. (a)	1,017,784
		4,356,259

	MANAGEMENT OF COMPANIES AND ENTERPRISES - 0.3%
2,955	Abbott Laboratories	347,094

	MEDICAL EQUIPMENT AND SUPPLIES MANUFACTURING - 6.1%
2,710	Align Technology, Inc. (a)	752,404
37,000	AngioDynamics, Inc. (a)	726,310
17,900	AtriCure, Inc. (a)	727,277
115,100	Cerus Corp. (a)	569,745
1,090	DexCom, Inc. (a)	324,754
10,500	Edwards Lifesciences Corp. (a)	1,058,925
4,435	Insulet Corp. (a)	946,784
4,040	Intuitive Surgical, Inc. (a)	919,666
10,060	Johnson & Johnson	1,806,072
11,500	Merit Medical Systems, Inc. (a)	705,985
		8,537,922

	METAL ORE MINING - 3.5%
26,400	Agnico Eagle Mines Ltd. (b)	1,397,352
58,000	Alamos Gold, Inc. - Class A (b)	433,260
4,865	Franco-Nevada Corp. (b)	691,122
14,325	Newmont Mining Corp.	971,951
32,025	Wheaton Precious Metals Corp. (b)	1,322,953
		4,816,638

	METALWORKING MACHINERY MANUFACTURING - 0.6%
6,575	Lincoln Electric Holdings, Inc.	893,016

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value
COMMON STOCKS - 99.2% (Continued)

	MISCELLANEOUS DURABLE GOODS MERCHANT WHOLESALERS - 1.0%
3,335	Pool Corp.	$1,329,398

	MOTOR VEHICLE AND MOTOR VEHICLE PARTS AND
	SUPPLIES MERCHANT WHOLESALERS - 0.3%
3,795	Copart, Inc. (a)	434,641

	MOTOR VEHICLE MANUFACTURING - 3.8%
6,965	Tesla, Inc. (a)	5,281,281

	NAVIGATIONAL, MEASURING, ELECTROMEDICAL, AND
	CONTROL INSTRUMENTS MANUFACTURING - 5.2%
835	ABIOMED, Inc. (a)	220,190
5,375	Danaher Corp.	1,418,033
860	IDEXX Laboratories, Inc. (a)	336,793
2,975	Masimo Corp. (a)	417,779
18,700	MaxLinear, Inc. (a)	740,333
17,855	MKS Instruments, Inc.	2,205,093
2,640	Teradyne, Inc.	288,446
8,000	Transcat, Inc. (a)	507,120
17,400	Trimble Navigation Ltd. (a)	1,184,070
		7,317,857

	OTHER CHEMICAL PRODUCT AND PREPARATION MANUFACTURING - 0.3%
26,500	Aspen Aerogels, Inc. (a)	464,280

	OTHER FINANCIAL INVESTMENT ACTIVITIES - 1.2%
2,660	Chemed Corp.	1,288,504
85,000	Vacasa, Inc. - Class A (a)	378,250
		1,666,754

	OTHER FOOD MANUFACTURING - 0.7%
7,300	J&J Snack Foods Corp.	936,006

	OTHER GENERAL PURPOSE MACHINERY MANUFACTURING - 1.5%
1,650	Mettler-Toledo International, Inc. (a)	2,122,098

	OTHER INFORMATION SERVICES - 2.6%
36,100	CoStar Group, Inc. (a)	2,199,934
19,400	LiveRamp Holdings, Inc. (a)	496,640
4,800	Meta Platforms, Inc. - Class A (a)	929,472
		3,626,046

	OTHER PROFESSIONAL, SCIENTIFIC, AND TECHNICAL SERVICES - 0.4%
11,239	Forrester Research, Inc. (a)	588,137

	OTHER TELECOMMUNICATIONS - 0.9%
6,150	ResMed, Inc.	1,251,279

	OTHER WOOD PRODUCT MANUFACTURING - 0.9%
23,800	Skyline Champion Corp. (a)	1,264,494

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value
COMMON STOCKS - 99.2% (Continued)

	PHARMACEUTICAL AND MEDICINE MANUFACTURING - 3.4%
17,200	Amphastar Pharmaceuticals, Inc. (a)	$638,808
1,800	Bio-Techne Corp.	665,514
2,500	Eli Lilly & Co.	783,600
17,200	Lantheus Holdings, Inc. (a)	1,178,544
2,125	Regeneron Pharmaceuticals, Inc. (a)	1,412,572
		4,679,038

	PLASTICS PRODUCT MANUFACTURING - 2.2%
9,700	Advanced Drainage Systems, Inc.	1,062,247
18,600	Entegris, Inc.	2,063,856
		3,126,103

	RESIDENTIAL BUILDING CONSTRUCTION - 1.1%
345	NVR, Inc. (a)	1,535,464

	RESTAURANTS AND OTHER EATING PLACES - 1.1%
1,075	Chipotle Mexican Grill, Inc. (a)	1,507,741

	SCIENTIFIC RESEARCH AND DEVELOPMENT SERVICES - 0.9%
9,000	Biohaven Pharmaceutical Holding Co. (a)(b)	1,293,570

	SEMICONDUCTOR AND OTHER ELECTRONIC
	COMPONENT MANUFACTURING - 13.7%
13,590	Advanced Micro Devices, Inc. (a)	1,384,278
2,295	Alphabet, Inc. - Class A (a)	5,221,676
1,255	Analog Devices, Inc.	211,342
14,300	Diodes, Inc. (a)	1,101,243
22,700	Formfactor, Inc. (a)	932,062
530	Lam Research Corp.	275,616
7,700	Marvell Technology, Inc.	455,455
28,800	Micron Technology, Inc.	2,126,592
12,650	NVIDIA Corp.	2,362,008
52,600	Rambus, Inc. (a)	1,320,260
4,005	SiTime Corp. (a)	853,065
15,100	Taiwan Semiconductor Manufacturing Co. - ADR (b)	1,439,030
1,990	Texas Instruments, Inc.	351,752
16,000	Vicor Corp. (a)	1,076,800
		19,111,179

	SERVICES TO BUILDINGS AND DWELLINGS - 1.2%
46,600	Rollins, Inc.	1,652,436

	SOAP, CLEANING COMPOUND, AND
	TOILET PREPARATION MANUFACTURING - 2.4%
4,515	Estee Lauder Companies, Inc. - Class A	1,149,745
13,800	Inter Parfums, Inc.	1,018,440
8,135	The Procter & Gamble Company	1,203,004
		3,371,189

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2022
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value
COMMON STOCKS - 99.2% (Continued)

	SOFTWARE PUBLISHERS - 10.6%
900	Adobe, Inc. (a)	$374,832
3,870	ANSYS, Inc. (a)	1,007,593
22,700	Cadence Design Systems, Inc. (a)	3,489,671
9,400	Descartes Systems Group, Inc. (a)(b)	557,890
5,805	DocuSign, Inc. (a)	487,098
950	Intuit, Inc.	393,737
23,140	Microsoft Corp.	6,291,072
1,250	Salesforce, Inc. (a)	200,300
2,315	Shopify, Inc. - Class A (a)(b)	868,403
3,010	Tyler Technologies, Inc. (a)	1,071,018
		14,741,614

	SUPPORT ACTIVITIES FOR CROP PRODUCTION - 1.9%
41,300	Corteva, Inc.	2,586,206

	SUPPORT ACTIVITIES FOR MINING - 0.4%
30,500	SSR Mining, Inc. (b)	592,615

	WAREHOUSING AND STORAGE - 0.7%
6,460	Landstar Systems, Inc.	978,238
	TOTAL COMMON STOCKS (Cost $144,230,048)	138,527,030

	Total Investments (Cost $144,230,048) - 99.2%	138,527,030
	Other Assets in Excess of Liabilities - 0.8%	1,137,785
	TOTAL NET ASSETS - 100.0%	$139,664,815

Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
PLC – Public Limited Company
(a)	Non Income Producing Security
(b)	Foreign Issued Security

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2022

Assets:
Investments, at value (cost $144,230,048)	$138,527,030
Cash	1,238,268
Receivable for investments sold	1,980,969
Receivable for capital shares sold	32,059
Dividends receivable	114,806
Other assets	34,019
Total Assets	141,927,151

Liabilities:
Payable for investments purchased	2,028,465
Payable to Adviser (Note 3)	115,984
Payable for capital shares redeemed	27,428
Payable for professional fees	20,293
Payable for Trustee fees	4,585
Accrued expenses and other liabilities	65,581
Total Liabilities	2,262,336
Net Assets	$139,664,815

Net assets consist of:
Paid-in capital	$144,207,610
Total accumulated losses	(4,542,795)
Net Assets	$139,664,815

Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	12,454,258
Net asset value, redemption price and offering price per share	$11.21

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2022

Investment income:
Dividend income (net of foreign withholding tax of $21,576)	$843,785
Total investment income	843,785

Expenses:
Advisory fees (Note 3)	1,632,058
Administration fees	171,420
Transfer agent fees and expenses	92,768
Fund accounting fees	54,352
Legal fees	45,345
Federal and state registration fees	31,765
Custody fees	20,299
Trustees’ fees and related expenses	19,092
Audit fees	13,738
Reports to shareholders	11,642
Other expenses	3,709
Total expenses	2,096,188
Net investment loss	(1,252,403)

Realized and unrealized gain (loss) on investments:
Net realized gain from security transactions	4,662,832
Net change in unrealized appreciation/depreciation on investments and foreign currency translation	(27,320,565)
Realized and unrealized loss on investments	(22,657,733)
Net decrease in net assets from operations	$(23,910,136)

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	May 31, 2022	May 31, 2021
From operations:
Net investment loss	$(1,252,403)	$(1,311,645)
Net realized gain on investments	4,662,832	36,749,131
Net change in unrealized appreciation/depreciation on investments	(27,320,565)	8,192,604
Net increase (decrease) in net assets from operations	(23,910,136)	43,630,090

Net decrease in net assets resulting from distributions paid	(30,515,760)	(3,957,425)

From capital share transactions:
Proceeds from sale of shares	21,707,521	13,841,750
Net asset value of shares issued in reinvestment of distributions to shareholders	30,357,760	3,927,732
Payments for shares redeemed	(12,612,281)	(18,149,187)
Net increase (decrease) in net assets from capital share transactions	39,453,000	(379,705)

Total increase (decrease) in net assets	(14,972,896)	39,292,960

Net assets:
Beginning of year	154,637,711	115,344,751
End of year	$139,664,815	$154,637,711

The accompanying notes are an integral part of these financial statements.

IMAN FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended May 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$15.73	$11.63	$12.76	$13.96	$12.72

Income (loss) from investment operations:
Net investment loss(1)	(0.10)	(0.13)	(0.05)	(0.06)	(0.05)
Net realized and unrealized
gain (loss) on investments	(1.41)	4.65	0.56	0.21	2.44
Total from investment operations	(1.51)	4.52	0.51	0.15	2.39

Less distributions paid:
From net investment income	—	—	—	—	(0.04)
From net realized gain on investments	(3.01)	(0.42)	(1.64)	(1.35)	(1.11)
Total distributions paid	(3.01)	(0.42)	(1.64)	(1.35)	(1.15)

Net asset value, end of year	$11.21	$15.73	$11.63	$12.76	$13.96

Total return	-14.19%	38.85%	2.50%	2.72%	19.25%

Net assets at end of year (000’s)	$139,665	$154,638	$115,345	$114,861	$108,886

Ratio of expenses to average net assets	1.28%	1.29%	1.33%	1.34%	1.33%

Ratio of net investment loss to average net assets	(0.77)%	(0.93)%	(0.40)%	(0.48)%	(0.39)%

Portfolio turnover rate	114.5%	106.6%	95.4%	89.4%	71.6%

(1)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

The accompanying notes are an integral part of these financial statements.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS
May 31, 2022

1. Organization

Allied Asset Advisors Funds (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust on January 14, 2000.  The Trust currently offers one series of shares to investors, the Iman Fund (the “Fund”), a diversified series of the Trust.  Allied Asset Advisors, Inc. (the “Adviser”), a Delaware corporation, serves as investment adviser to the Fund.

The Trust is authorized to issue an unlimited number of shares without par value, of each series.  The Trust currently offers one class of shares of the Fund.

The investment objective of the Fund is to seek growth of capital while adhering to Islamic principles. To achieve its investment objective, the Fund seeks investments that meet Islamic principles whose prices the Fund’s Adviser anticipates will increase over the long term. Under normal circumstances, the Fund invests its net assets in domestic and foreign securities chosen by the Adviser in accordance with Islamic principles. Islamic principles generally preclude investments in certain businesses (e.g., alcohol, pornography and gambling) and investments in interest bearing debt obligations.  Any uninvested cash will be held in non-interest bearing deposits or invested in a manner following Islamic principles.

The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates:  In preparing the financial statements in conformity with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation:  Investment securities are carried at fair value determined using the following valuation methods:

•	Equity securities listed on a U.S. securities exchange or NASDAQ for which market quotations are readily available are valued at the last quoted sale price on the valuation date.

•
Options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the most recent quoted bid price.  The Fund did not hold any such securities during the year ended May 31, 2022.

•
Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser under direction of the Board of Trustees.  The Fund did not hold any such securities during the year ended May 31, 2022.

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

Summary of Fair Value Exposure at May 31, 2022

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical securities the Fund has the ability to access.

Level 2 -
Other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar instruments in markets that are not active, model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2022

Inputs that are used in determining a fair value of an investment may include price information, credit data, volatility statistics and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment or similar investments in the marketplace. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Adviser. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$138,527,030	$—	$—	$138,527,030
Total*	$138,527,030	$—	$—	$138,527,030

*	Additional information regarding the industry and/or geographical classification of these investments is disclosed in the Schedule of Investments.

The Fund did not hold any investments during the year ended May 31, 2022 with significant unobservable inputs which would be classified as Level 3. The Fund did not hold any derivative instruments during the reporting period.

Foreign Securities: Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.  The Fund does not invest in securities of U.S. or foreign governments.

Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and the Fund intends to distribute all of its taxable income and net capital gains to shareholders.  Therefore, no federal income tax provision is required.

As of and during the year ended May 31, 2022, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expenses in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The statute of limitations on the Fund’s tax returns remains open for the years ended May 31, 2019 through May 31, 2022.

As of May 31, 2022, the tax cost of investments and the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Cost of investments	$144,464,726
Gross tax unrealized appreciation	$11,016,242
Gross tax unrealized depreciation	(16,953,938)
Net tax unrealized depreciation	(5,937,696)
Undistributed ordinary income	—
Undistributed long-term capital gains	1,816,320
Other accumulated losses	(421,419)
Total accumulated losses	$(4,542,795)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses relating to wash sale transactions.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2022

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended May 31, 2022, the Fund deferred, on a tax basis, ordinary late year losses of $421,236, and did not defer any post-October capital losses.

Distributions to Shareholders:  The Fund will distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities.  These income and gains distributions will generally be paid once each year, on or before December 31.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid were as follows:

	Year Ended	Year Ended
	May 31, 2022	May 31, 2021
Ordinary income	$10,093,075	$—
Long-term capital gains	$20,422,685	$3,957,425

Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book to tax differences related to the components of the Fund’s net assets.  These reclassifications have no impact on the net assets or net asset value of the Fund.

For the fiscal year ended May 31, 2022, total distributable earnings was increased by $831,167 and paid-in capital was decreased by $831,167 resulting from such reclassification. This reclassification was due to net operating losses.

Other:  Investment transactions and shareholder transactions are accounted for on the trade date.  Net realized gains and losses on securities are computed on the basis of specific security lot identification.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Subsequent Events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. For the period noted above, there were no such events or transactions.

COVID-19: The global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

Ukraine/Russia War: On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Fund.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2022

3. Investment Advisory and Other Agreements

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser, with whom certain officers and a Trustee of the Trust are affiliated, to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s daily average net assets.

For the year ended May 31, 2022, the Fund had advisory expenses of $1,632,058 and as of May 31, 2022, the Fund had $115,984 payable to the Adviser.

The Trust has a distribution agreement and a servicing agreement with Quasar Distributors, LLC (the “Distributor”), a subsidiary of Foreside Financial Group, LLC.  Fees for such distribution services are paid to the Distributor by the Adviser.

4. Capital Share Transactions

Capital share transactions of the Fund for the year ended May 31, 2022, were as follows:

	Amount	Shares
Shares sold	$21,707,521	1,441,571
Shares reinvested	30,357,760	2,056,759
Shares redeemed	(12,612,281)	(872,858)
Net increase	$39,453,000	2,625,472

Shares Outstanding
Beginning of year		9,828,786
End of year		12,454,258

Capital Share Transactions of the Fund for the year ended May 31, 2021, were as follows:

	Amount	Shares
Shares sold	$13,841,750	930,477
Shares reinvested	3,927,732	250,174
Shares redeemed	(18,149,187)	(1,266,433)
Net decrease	$(379,705)	(85,782)

Shares Outstanding
Beginning of year		9,914,568
End of year		9,828,786

5. Securities Transactions

During the year ended May 31, 2022, the cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $192,813,909 and $185,251,811, respectively. There were no purchases or sales of U.S. government securities for the Fund.

6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940 (“1940 Act”). As of May 31, 2022, the North American Islamic Trust (“NAIT”) held 46.18% of the Fund. NAIT is the parent company of the Adviser.

IMAN FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Iman Fund and
Board of Trustees of Allied Asset Advisors Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Allied Asset Advisors Funds comprising Iman Fund (the “Fund”) as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2006.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin
July 26, 2022

IMAN FUND
DISCLOSURE REGARDING THE BOARD OF TRUSTEES
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

In approving the continuance of the investment advisory contract between Allied Asset Advisors Inc. (the “Adviser”) and the Iman Fund (the “Fund”), the Board of Trustees of the Fund (the “Board”) was advised by, and the independent Trustees of the Board met in executive session with, independent legal counsel to discuss the duties of the Trustees in consideration of the continuance of the agreement. The Board received and reviewed a substantial amount of information provided by the Adviser and third parties in response to the Board’s requests. Based on its evaluation of the information provided, the Board, at a meeting held May 9, 2022, approved continuation of the investment advisory contract for a period through June 30, 2023.

The Board reviewed and analyzed various factors in considering the contract and reaching its conclusions, including each of the factors described below.

1.  Nature, Quality, and Extent of Services

The Board’s analysis of the nature, quality, and extent of the Adviser’s service to the Fund took into account the knowledge gained from the Board’s regular meetings with the Adviser throughout the prior year.  In addition, the Board reviewed information on the key personnel involved in providing investment management services to the Fund and the Adviser’s performance of services for the Fund, such as stock selection, adherence to the Fund’s investment restrictions, and monitoring compliance with applicable Fund policies and procedures.  The Board concluded that the nature, quality, and extent of the services provided by the Adviser to the Fund were appropriate and the Fund was likely to continue to benefit from services provided under its contract with the Adviser.

2.  Investment Performance of the Fund and the Adviser

In considering the performance of the Fund and the Adviser, the Board compared the Fund’s performance with that of a universe of greater than 1,300 U.S. large cap growth mutual funds, as determined by Morningstar, an independent data service provider.  The performance data was for the one-, three-, five- and ten-year periods ended March 31, 2022.  The Board also compared the Fund’s performance for the three-month, six-month and one-, three-, five- and ten-year periods ended March 31, 2022 with that of several benchmark indices:  the Dow Jones Islamic Market US Index/Dow Jones Islamic Market World Index blended index (the “Blended Index”), the Dow Jones Islamic Market US Index (the “IMUS”), the Dow Jones Islamic Market World Index (the “DJIM”) and the Russell 3000 Growth Index (the “RAG”). In addition, the Board also compared the Fund’s performance for the three-month and one-, three-, five- and ten-year periods ended March 31, 2022 with five other mutual funds that follow Islamic principles.

The Board considered that the Fund had performed competitively against the DJIM for the six-month, 5-year and 10-year periods ended March 31, 2022.

The Board considered that the Fund had performed competitively to all the Islamic principles peer funds for all but the periods ended March 31, 2022.

After considering all the information, the Board concluded that, although past performance cannot be a guarantee of future performance, the Fund and its shareholders were benefiting from the Adviser’s investment management of the Fund.

3.  Costs of Services and Profits Realized by the Adviser

The Board examined the fee and expense information for the Fund as compared to that of other comparable funds and noted that the Adviser’s management fees, as a percentage of net assets, were in the fourth quartile of comparable funds and were higher than the peer group median reported by Morningstar.  The Board also noted that the Fund’s net expense ratio, as a percentage of net assets, was in the fourth quartile of comparable funds and was higher than the peer group median reported by Morningstar.  The Board noted, however, that the Fund’s special nature makes it distinct from most of the funds in its Morningstar peer group, which included many funds that are part of much larger families of funds and, therefore, realize economies of scale that the Fund does not.

In addition, the Board considered the Adviser’s costs in serving as the Fund’s investment adviser and manager.  The costs include those associated with the personnel and systems necessary to manage the Fund.  The Board noted, also, that the costs included those associated with Rule 12b-1 expenses that the Adviser had paid on behalf of the Fund, since the Fund did not have a Rule 12b-1 Plan.  The Board also considered the financial condition of the Adviser, which was operating at a loss.  The Board concluded that the management fee and the total expenses of the Fund were reasonable in light of the services provided and the performance the Fund achieved over various time periods, and that the other expenses of the Fund also were reasonable.

4.  Economies of Scale

The Board considered the extent to which the Fund’s management fee reflected economies of scale for the benefit of Fund shareholders.  The Board noted that because the Adviser was operating at a loss, a discussion of economies of scale was not applicable with respect to the management fee received by the Adviser.

IMAN FUND
DISCLOSURE REGARDING THE BOARD OF TRUSTEES
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited), (Continued)

5.  Other Benefits to the Adviser

The Board considered benefits that accrue to the Adviser from its relationship with the Fund.  The Board noted that the Adviser did not employ soft-dollars and therefore did not derive research products or services from brokerage commissions paid by the Fund on its brokerage transactions.

After full consideration of the above factors as well as other factors, the Board, including all independent trustees, unanimously concluded that approval of the Fund’s Advisory contract was in the best interest of the Fund and its shareholders.

IMAN FUND
SUPPLEMENTAL INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is set forth below. Each trustee will serve until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request by calling (877) 417-6161 or writing to Iman Fund, c/o Allied Asset Advisors, Inc. 715 Enterprise Drive, Suite 100, Oak Brook, IL 60523.

Other
	Position/Term			Directorships
	of Office and			Held by Trustee
Name, Year of	Length of Time	Principal Occupations	No. of Funds	During the Past
Birth and Address	Served Complex	During the Past Five Years	in Overseen	Five Years
Independent Trustees
Abdalla Idris Ali	Independent Trustee,	2017 to present – Senior Community and	1	None
Year of birth: 1949	indefinite term,	Religious Advisor of “ISNA Canada”
715 Enterprise Drive	since 2000	2011 to 2017 – Secretary General
Oak Brook, IL 60523		of “ISNA Canada.”
Mohammed Kaiseruddin	Independent Trustee,	Retired. 1973 to 2017 –	1	None
Year of birth: 1944	indefinite term,	Nuclear Engineer,
715 Enterprise Drive	since 2000;	Sargent & Lundy.
Oak Brook, IL 60523	Chairperson since 2006
Muhammad M. Kudaimi	Independent Trustee,	1988 to present –	1	None
Year of birth: 1956	indefinite term,	Medical Doctor.
715 Enterprise Drive	since 2009
Oak Brook, IL 60523
Interested Trustee
Bassam Osman(1)(2)	Trustee,	1980 to present – Medical Doctor;	1	None
Year of birth: 1950	indefinite term,	2000 to present – Portfolio
715 Enterprise Drive	since 2000	Manager to the Fund.
Oak Brook, IL 60523
Officers
Bassam Osman(1)(2)	President	(See Above.)	1	N/A
Year of birth: 1950	since 2000
715 Enterprise Drive
Oak Brook, IL 60523
Mohammad Basheeruddin	Treasurer	2001 to present –	1	N/A
Year of birth: 1950	since 2003	Accounting Manager, North
715 Enterprise Drive		American Islamic Trust (NAIT).
Oak Brook, IL 60523
Azam Nizamuddin	Chief Compliance	General Counsel and Deputy	1	N/A
Year of birth: 1967	Officer	Executive Director of NAIT
715 Enterprise Drive	since 2015	since April, 2015; 1998 to 2015 –
Oak Brook, IL 60523		Attorney in Private Practice.
Salah Obeidallah(2)	Secretary	Executive Director of NAIT	1	N/A
Year of birth: 1956	since 2015	since March, 2015;
715 Enterprise Drive		President of Allied Asset
Oak Brook, IL 60523		Advisors since June, 2015.

(1)	This Trustee is deemed to be an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act because of his affiliation with the Adviser.
(2)	Dr. Osman serves on the Board of Trustees of NAIT, which is an affiliate of the Fund.

IMAN FUND
SUPPLEMENTAL INFORMATION (Unaudited), (Continued)

Tax Information

The Fund designates 4.98% of its ordinary income distribution for the year ended May 31, 2022 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2022, 3.47% of the dividends paid from net ordinary income for the Fund qualifies for the dividends received deduction available to corporate shareholders.

For the year ended May 31, 2022, 100.00% of the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

The Fund designates 0.00% of its ordinary income distributions for the year ended May 31, 2022 as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).

Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940, the Fund has established a liquidity risk management program to manage “liquidity risk” (the “LRMP”). “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interest in the Fund. The LRMP is overseen by the Program Administrator, a committee comprised of representatives of the Fund’s investment adviser and officers of the Fund. The Fund’s Board of Trustees has approved the designation of the Program Administrator to oversee the LRMP.

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations timely. The LRMP also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Program Administrator’s assessment of their relative liquidity under current market conditions.

During the period covered by the report, the Fund’s board discussed and determined in the October 2021 board meeting, that: (1) the LRMP continues to be reasonably designed to effectively assess and manage the Fund’s Liquidity Risk; and (2) the LRMP has been adequately and effectively implemented with respect to the Fund during the reporting period. There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

IMAN FUND
ADDITIONAL INFORMATION
May 31, 2022

Proxy Voting Policies and Procedures (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 417-6161 or by accessing the Fund’s website at http://www.investaaa.com.  Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.

Proxy Voting Record (Unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 417-6161.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule (Unaudited)

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PRIVACY POLICY

In the course of servicing your account, we collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, parties to transactions, cost basis information, and other financial information.

•	Information collected from our website (including from the use of “cookies”).

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with industry standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your financial intermediary shares nonpublic personal information with nonaffiliated third parties.

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INVESTMENT ADVISER
Allied Asset Advisors, Inc.
Oak Brook, Illinois

DISTRIBUTOR
Quasar Distributors, LLC
Milwaukee, Wisconsin

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
Milwaukee, Wisconsin

ADMINISTRATOR, TRANSFER AGENT,
AND FUND ACCOUNTANT
U.S. Bank Global Fund Services
Milwaukee, Wisconsin

CUSTODIAN
U.S. Bank, N.A.
Milwaukee, Wisconsin

LEGAL COUNSEL
Latham & Watkins LLP
Chicago, Illinois

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.  Quasar Distributors, LLC is the Distributor for the Fund.

Investment Advisor
AAA
Allied Asset Advisors, Inc.
715 Enterprise Drive
Oak Brook, IL 60523
(630) 789-0453
1-877-417-6161

www.investaaa.com

IF-ANNUAL522

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The Registrant’s code of ethics is incorporated herein by reference to its form N-CSR filed on August 9, 2007.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2022	FYE 5/31/2021
( a ) Audit Fees	13,750	13,750
( b ) Audit-Related Fees	-	-
( c ) Tax Fees	-	-
( d ) All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2022	FYE 5/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2022	FYE 5/31/2021
Registrant	-	-
Registrant’s Investment Adviser	-	-

( i ) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a- 3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 9, 2007.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Allied Asset Advisors Funds

By (Signature and Title)     /s/Bassam Osman
Bassam Osman, President

Date   August 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Bassam Osman
Bassam Osman, President

Date   August 2, 2022

By (Signature and Title)*    /s/Mohammad Basheeruddin
Mohammad Basheeruddin, Treasurer

Date   August 2, 2022

* Print the name and title of each signing officer under his or her signature